EQUITY METHOD INVESTMENT, NET	12 Months Ended
Mar. 31, 2025
EQUITY METHOD INVESTMENT, NET [Abstract]
EQUITY METHOD INVESTMENT, NET
4.	EQUITY METHOD INVESTMENT, NET

During the year ended March  31, 2024, WSI acquired a 55%  interest in LeFeng Hainan Private Equity Fund Management Limited (“LeFeng”). WSI does not have the requisite voting power of two thirds or more to control LeFeng pursuant to its articles of association and cannot remove the existing sole director appointed by the other shareholder holding a 45% equity interest without cause. WSI’s obligation to absorb losses of, or the right to receive benefits from, the investee is limited to its capital investments or its rights to receive sharing of profit from the investee based on its proportionate share of the capital contributions. The Group determined it has ability to exercise significant influence over its financial and operating polices and therefore accounted for this investment under equity method. During the years ended March 31, 2025, 2024 and 2023, the loss on share of equity method investment was $0.6 million, $0 and $0, respectively.

During October 2024, WSI and the sole director of LeFeng (the “Purchaser”) entered into a shares transfer agreement, pursuant to which WSI agreed to sell and the Purchaser agreed to purchase the 55% equity interest in LeFeng with carrying amount of $0.77 million for a consideration of approximately $0.90 million (equivalent to HK$7,000,000) (the “Divestment”). The Divestment will be completed upon the payment of the consideration. As of March 31, 2025, the payment of the consideration has not been received.

Below is a table showing the summary from the consolidated statements of operations and financial conditions for Lefeng:

	For the years ended March 31,
	2025	2024	2023
Revenue	$59,107	$—	$—
Operating loss	$1,051,936	$43,581	$—
Net loss	$1,051,375	$43,580	$—

	As of March 31,
	2025	2024
Assets	$760,346	$1,227,852
Liabilities	$474,830	$6,376
Shareholders’ Equity	$285,516	$1,221,476